File Number 2-28097
Amendment to the Statement of
Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. STATEMENT OF ADDITIONAL
INFORMATION DATED AUGUST 24, 2002.

This information reflects a change
to the Statement of Additional
Information.

On page 45, please insert the following
as the final paragraph:

From October 15, 2002 through December
31, 2002, the Advisor shall pay Advest,
Inc. and CIBC World Markets Corp. a fee
of 0.50% of the investment amount for
purchases by their clients of Class A
shares, without an initial sales charge, with the proceeds from shares redeemed from another fund family within the past
60 days on which an initial sales charge or CDSC was paid.

October 15, 2002